UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE, Suite 210

Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

Amendment to Senior Secured Term Loan Facility Agreement

On March 2, 2015, Ocwen Loan Servicing, LLC, as borrower (the “Borrower”), Ocwen Financial Corporation (the “Company”) and certain subsidiaries of the Company, as guarantors, entered into an Amendment No. 2 to Senior Secured Term Loan Facility Agreement (the “Amendment”) with the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent, pursuant to which certain amendments were made to the Senior Secured Term Loan Facility Agreement, dated as of February 15, 2013, as amended by Amendment No. 1 to Senior Secured Term Loan Facility Agreement and Amendment No. 1 to Pledge and Security Agreement, dated as of September 23, 2013 (as so amended, the “SSTL”). Among other things, the Amendment will:

•	extend the time period for the Company to deliver to the lenders the required consolidated financial statements, reports and information for the fiscal year ended December 31, 2014 to 35 days from the due date of its Form 10-K, after giving effect to any extension period permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
•	eliminate the dollar cap on the general asset sale basket and require the Company to use 75% of the net cash proceeds of permitted asset sales under such general asset basket to prepay the loans under the SSTL and, subject to certain conditions, permit the Company to use up to 25% of such net cash proceeds to reinvest in assets used in the business of the Borrower and its subsidiaries within 120 days of receipt thereof (subject to an extension of up to 90 days if a binding agreement is entered into within such 120 days);
•	increase the quarterly covenant levels of the corporate leverage ratio; and
•	make certain modifications to the cross default and definition sections.

This description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Certain lenders under the SSTL have other lending relationships with the Company and its subsidiaries. In addition certain lenders under the SSTL have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

Item 2.02	Results of Operations and Financial Condition.

On March 2, 2015, the Company issued a press release, a copy of which is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

The financial data contained in the press release is preliminary, based upon the Company’s estimates and subject to completion of the Company’s financial closing procedures. Moreover, this data has been prepared on the basis of currently available information. The Company’s independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this data. This data does not constitute a comprehensive statement of the Company’s financial results for the year ended December 31, 2014, and the Company’s final numbers for this data may differ materially from these estimates.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference.

The information under Items 2.02 and 7.01, along with Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by Ocwen that the information is material or that the dissemination of the information is required by Regulation FD.

 Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention, due to rumors or otherwise; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to execute on our strategy to reduce the size of our Agency servicing portfolio; the adequacy of our financial resources, including our sources of liquidity and ability to fund and recover advances, repay borrowings and comply with debt covenants; our servicer and credit ratings as well as other actions from various rating agencies, including the impact of recent downgrades of our servicer ratings; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen’s reports and filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K/A for the year ended December 31, 2013 (filed with the SEC on August 18, 2014) and its quarterly report on Form 10-Q for the quarter ended September 30, 2014 (filed with the SEC on October 31, 2014). Anyone wishing to understand Ocwen’s business should review its SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on its website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

10.1	Amendment No. 2 to Senior Secured Term Loan Facility Agreement, dated as of March 2, 2015, by and among Ocwen Loan Servicing, LLC, as borrower, Ocwen Financial Corporation, as parent, certain subsidiaries of Ocwen Financial Corporation, as subsidiary guarantors, the lender parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent

99.1	Press Release of Ocwen Financial Corporation dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: March 2, 2015	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)